UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 12, 2011
POLYPORE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-32266	43-2049334
(Commission File Number)	(IRS Employer Identification No.)

11430 North Community House Road, Suite 350, Charlotte, North Carolina	28277
(Address of Principal Executive Offices)	(Zip Code)
(704) 587-8409
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
SIGNATURES

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of Polypore International, Inc. (the “Company”) held on May 12, 2011:
•	Michael Graff and W. Nicholas Howley were reelected to Class I of the Board of Directors of the Company, each for a term of three years. The other members of the Board of Directors are William Dries, Frederick C. Flynn, Jr., Kevin J. Kruse, David A. Barr, Charles L. Cooney and Robert B. Toth.

•	The amendment and restatement of the Company’s 2007 Stock Incentive Plan was approved.

•	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year was ratified.

•	A resolution approving the compensation of the Company’s named executive officers was adopted on an advisory basis.

•	A one-year frequency of the stockholder vote on the compensation of the Company’s named executive officers was approved on an advisory basis.
The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each applicable matter voted upon.

	For	Against	Withheld	Abstentions	Broker Non-Votes
Reelection of Michael Graff	37,231,819	—	453,289	—	3,911,937
Reelection of W. Nicholas Howley	17,781,940	—	19,903,168	—	3,911,937
Approval of 2007 Stock Incentive Plan Amendment and Restatement	35,257,091	2,407,593	—	20,424	3,911,937
Ratification of Ernst & Young LLP	41,003,113	597,677	—	14,255	—
Advisory Approval of Executive Compensation	37,176,308	448,984	—	59,816	3,911,937
The following table provides the number of votes cast for each of 1 year, 2 years and 3 years, as well as the number of abstentions and broker non-votes, as to the advisory vote on the frequency of the advisory approval of executive compensation.

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Advisory Vote on Frequency of Advisory Approval of Executive Compensation	35,702,149	77,571	1,860,754	44,634	3,911,937
In accordance with the voting results for the advisory vote on the frequency of the advisory approval of executive compensation, in which the choice receiving the highest number of votes was “1 Year,” the Company’s Board of Directors has determined that future advisory votes on executive compensation will be held every year. Accordingly, the next stockholder advisory vote on executive compensation will be held at the Company’s 2012 Annual Meeting of Stockholders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYPORE INTERNATIONAL, INC. (Registrant)
Date: May 13, 2011	By:	/s/ Lynn Amos
Lynn Amos
Chief Financial Officer